Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:

Investors

Bob Okunski

408-240-5447

Bob.Okunski@sunpower.com

Media

Natalie Wymer

408-457-2348

Natalie.Wymer@sunpower.com

8point3 Energy Partners Announces Update to Initial Project Portfolio

All Projects in IPO Portfolio Achieved Commercial Operation by November 30, 2015

SAN JOSE, Calif., Dec. 7, 2015 – 8point3 Energy Partners LP (NASDAQ: CAFD) today provided an update on the projects included in its initial portfolio.

As of November 30, 2015, the partnership’s fiscal year end, all project assets in the partnership’s initial portfolio at the time of its initial public offering on June 18, 2015 have achieved commercial operation status and are currently generating energy.  The initial project portfolio, which is diversified across solar photovoltaic technologies and customer sectors, consists of 432 megawatts (MW) of power plant, commercial and residential assets and includes 131 MW of assets that achieved commercial operation in the fourth quarter.

“We are pleased to report that all project assets in our initial portfolio are now in commercial operation and the portfolio is generating expected cash flows,” said Chuck Boynton, 8point3 Energy Partners CEO.  “Additionally, our sponsors, First Solar, Inc. and SunPower Corporation, have indicated that they each plan to offer a project asset from the 1,143 MW Right of First Offer portfolio in the early part of 2016, which gives us confidence that we are well positioned to achieve our targeted 2016 distribution growth rate of 12% to 15% despite the recent volatility in the Yieldco industry.”

About 8point3 Energy Partners

8point3 Energy Partners LP (NASDAQ: CAFD) is a growth-oriented limited partnership formed by First Solar, Inc. and SunPower Corporation to own, operate and acquire solar energy generation projects. 8point3 Energy Partners’ primary objective is to generate predictable cash distributions that grow at a sustainable rate. The partnership owns interests in projects in the United States that generate long-term contracted cash flows and serve utility, commercial and residential customers.  For more information about 8point3 Energy Partners, please visit: www.8point3energypartners.com.

For 8point3 Energy Partners Investors

This press release includes various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Forward-looking statements are statements of future expectations that are based on management’s current expectations and assumptions and involve known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially from those expressed or implied in these statements. Forward-looking statements include, among other things, statements expressing management’s expectations, beliefs, estimates, forecasts, projections and assumptions. You can identify our forward-looking statements by words such as “anticipate”, “believe”, “estimate”, “expect”, “forecast”, “goals”, “objectives”, “outlook”, “intend”, “plan”, “predict”, “project”, “risks”, “schedule”, “seek”, “target”, “could”, “may”, “will”, “should” or “would” or other similar expressions that convey the uncertainty of future events or outcomes. In accordance with “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, these statements are accompanied by cautionary language identifying important factors, though not necessarily all such factors, which could cause future outcomes to differ materially from those set forth in forward-looking statements. In particular, expressed or implied statements concerning the expectations of plans, strategies, objectives and growth and anticipated financial and operational performance of the partnership and its subsidiaries, including guidance regarding the partnership’s revenue, adjusted EBITDA, cash available for distribution and distributions, other future actions, conditions or events, such as the projected commercial operation date of projects, future operating results or the ability to generate sales, income or cash flow or to make distributions are forward-looking statements. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future actions, conditions or events and future results of operations may differ materially from those expressed in these forward-looking statements. Forward-looking statements speak only as of the date of this press release, December 7, 2015, and we disclaim any obligation to update such statements for any reason, except as required by law. All forward-looking statements contained in this document are expressly qualified in their entirety by the cautionary statements contained or referred to in this paragraph. Many of the factors that will determine these results are beyond our ability to control or predict. These factors include the risk factors described under “Risk Factors” in our prospectus related to the Partnership’s initial public offering dated June 18, 2015 and filed with the SEC on June 22, 2015 and in the Partnership’s Quarterly Report on Form 10-Q for the quarter ended June 28, 2015. If any of those risks occur, it could cause our actual results to differ materially from those contained in any forward-looking statement. Because of these risks and uncertainties, you should not place undue reliance on any forward-looking statement.